Exhibit 99.1
Oxford Industries, Inc. Press Release
222 Piedmont Avenue, N.E. · Atlanta, Georgia 30308
Contact:  Anne M. Shoemaker
Telephone:  (404) 653-1455
Fax:  (404) 653-1545
E-mail:  ashoemaker@oxfordinc.com
FOR IMMEDIATE RELEASE

January 10, 2008
Oxford Industries Names K. Scott Grassmyer Chief Financial Officer
ATLANTA, GA. — Oxford Industries, Inc. (NYSE:OXM) announced today that K. Scott Grassmyer, 46, has been named Senior Vice President, Chief Financial Officer and Controller. He will continue to report directly to Thomas C. Chubb III, Executive Vice President.
“The Board’s appointment of Scott as Chief Financial Officer is an affirmation of the very important role he has played for the Company,” commented Mr. Chubb. “Scott is an incredibly capable executive who has been instrumental in our transformation from a private label manufacturer to a company featuring a portfolio of lifestyle brands. Scott has helped develop and execute the Company’s strategic plans. In addition he and his team have strengthened Oxford’s financial insight, analysis and planning capabilities to support the successful execution of these strategies.”
Mr. Grassmyer is a Certified Public Accountant with over twenty years of financial experience in both the public and private sectors. He began his career with Ernst & Young, LLC and subsequently joined Duck Head Apparel Company, Inc. in 1990. Mr. Grassmyer served as Duck Head’s Senior Vice President and Chief Financial Officer before joining Oxford as Controller in 2002. In 2003, Mr. Grassmyer was named Vice President and Controller and, since 2004, has been the Company’s Senior Vice President and Controller.
Mr. Grassmyer holds a Bachelor of Science degree in Accounting from Appalachian State University and attended the Clemson University MBA program.
About Oxford:
Oxford Industries, Inc. is a producer and marketer of branded and private label apparel for men, women and children. Oxford provides retailers and consumers with a wide variety of apparel products and services to suit their individual needs. Oxford’s brands include Tommy Bahama®, Indigo Palms®, Island Soft®, Ben Sherman®, Arnold Brant®, Ely & Walker® and Oxford Golf®. The Company also holds exclusive licenses to produce and sell certain product categories under the Tommy Hilfiger®, Kenneth Cole®, Nautica®, Geoffrey Beene®, Dockers® and Oscar de la Renta® labels. Oxford’s wholesale customers are found in every major channel of distribution, including national chains, specialty catalogs, mass merchants, department stores, specialty stores and Internet retailers.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
Various statements in this press release, in future filings by us with the Securities and Exchange Commission and in oral statements made by or with the approval of our management include forward-looking statements about future events. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. We intend for all such forward-looking statements contained herein, the entire contents of our website, and all subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf, to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Important assumptions relating to these forward-looking statements include, among others, assumptions regarding demand for our products, expected pricing levels, raw material costs, the timing and cost of planned capital expenditures, expected outcomes of pending litigation and regulatory actions, competitive conditions, general economic conditions and expected synergies in connection with acquisitions and joint ventures. Forward-looking statements reflect our current expectations, based on currently available information, and are not guarantees of performance. Although we believe that the expectations reflected in such forward-looking statements are reasonable, these expectations could prove inaccurate as such statements involve risks and uncertainties, many of which are beyond our ability to control or predict. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. You are encouraged to review the information in our Form 10-K for the fiscal year ended June 1, 2007 under the heading “Risk Factors” (and those described from time to time in our future reports filed with the Securities and Exchange Commission), which contains additional important factors that may cause our actual results to differ materially from those projected in any forward-looking statements. We disclaim any intention, obligation or duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.